                         _____________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of earliest event reported) May 22, 1997
                                                 ------------

                              ICE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

                                   Delaware
                (State or other jurisdiction of incorporation)


       0-16205                                           33-0214792
-----------------------                       ---------------------------------
(Commission File Number                       (IRS Employer Identification No.)


7203 Earldom Avenue, Playa Del Ray, California                           90293
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (310) 305-1766
                                                     --------------

Registrant's former name:  Skydoor Media & Entertainment, Inc.
                           -----------------------------------

Registrant's former address:  18101 Von Karman Avenue, Suite 1940, Irvine,
                              -------------------------------------------------
California, 92715
--------------------------------------------------------------------------------

Item 4.    Changes in Registrant's Certifying Accountant.
           ---------------------------------------------

     The Registrant has terminated Fox & Fox, Certified Public Accountants ("Fox & Fox"), as its principal accountant as of May 22, 1997. The principal accountant's report on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of the accountant was approved by the Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

     A letter from Fox & Fox stating whether or not they agree with the disclosures contained in this Form 8-K is attached hereto as Exhibit A.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 22, 1997                  ICE HOLDINGS, INC.



                                      By:  /s/ EDWARD HANSON
                                           -------------------------------
                                           Edward Hanson
                                      Its: Chief Financial Officer


                                       3